Exhibit 99.1
FOR IMMEDIATE RELEASE: Bank7 Corp. Announces Q3 2021 Earnings
Oklahoma City, October 21, 2021 – Bank7 Corp. (NASDAQ: BSVN) ("the Company"), the parent company of Oklahoma City-based Bank7 (the "Bank"), today reported unaudited results for the fiscal quarter ended September 30, 2021.  “Our company continues to perform at a very high level, we are pleased to report another record quarter of net income for BSVN.  While we are proud of our earnings, capital, and liquidity strength, we also pause to acknowledge the 3-year anniversary of our IPO, and how we had confidence in our team to perform at a high level and we’ve exceeded those expectations.” said Thomas L. Travis, President and CEO of the Company.
Three months ended September 30, 2021 compared to three months ended September 30, 2020:
-	Pre-tax, pre-provision earnings of $9.1 million compared to $7.4 million, an increase of 23.5%
-	Net income of $6.3 million compared to $4.4 million, an increase of 41.1%
-	Total assets of $1.1 billion compared to $973.4 million, an increase of 17.8%
-	Total deposits of $1.0 billion compared to $863.7 million, an increase of 17.9%
-	Tangible book value per share of $13.34 compared to $11.21, an increase of 19.0%
-	Average cost of funds of 0.33% compared to 0.57%, a decrease of 42.1%
-	Earnings per share of $0.69 compared to $0.48, an increase of 43.8%
-	ROAA of 2.36% compared to 1.83%, an increase of 28.9%
-	ROATCE of 21.12% compared to 17.44%, an increase of 21.1%

Both the Bank’s and the Company’s capital levels continue to be significantly above the minimum levels required to be designated as “well-capitalized” for regulatory purposes.  On September 30, 2021, the Bank’s Tier 1 leverage ratio, Tier 1 risk based capital ratio, and total risk-based capital ratios were 11.51%, 13.76%, and 14.82%, respectively.  On September 30, 2021, on a consolidated basis, the Company’s Tier 1 leverage ratio, Tier 1 risk based capital ratio, and total risk-based capital ratios were 11.50%, 13.74%, and 14.80%, respectively.  Designation as a well-capitalized institution under regulations does not constitute a recommendation or endorsement by bank regulators.

Pre-tax, pre-provision earnings is defined as income before taxes and provision for loan losses.  We believe the most directly comparable GAAP financial measure is income before taxes.  Disclosure of this measure enables you to compare our operations to those of other banking companies before consideration of taxes and provision expense.  We calculate our tax-adjusted net income, return on average assets, and return on average equity, and per share amounts by using a combined effective tax rate for federal and state income taxes of 24.8% and 27.2% in the third quarter of 2021 and 2020, respectively.  We acknowledge that our non-GAAP financial measures have a number of limitations.  As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other banking companies use.  Other banking companies may use names similar to those we use for non-GAAP financial measures we disclose, but may calculate them differently.  You should understand how we and other companies each calculate their non-GAAP financial measures when making comparisons.  The following reconciliation table provides a more detailed analysis of these non-GAAP financial measures:

	Three months ended September 30,		Nine months ended September 30,
(Dollars in thousands, except per share data)	2021	2020	2021	2020
Loan interest income (excluding loan fees)
Total loan interest income, including loan fee income	$13,927	$12,777	$41,377	$39,268
Loan fee income	(1,636)	(1,078)	(6,154)	(3,969)
Loan interest income excluding loan fee income	$12,291	$11,699	$35,223	$35,299

Average total loans	$924,391	$847,076	$887,353	$807,134
Yield on loans (including loan fee income)	5.98	6.00	6.23	6.50
Yield on loans (excluding loan fee income)	5.28	5.49	5.31	5.84

Pre-tax, pre-provision net earnings
Net income before income taxes	$8,327	$6,101	$23,226	$19,567
Plus: Provision for loan losses	750	1,250	3,325	3,300
Pre-tax, pre-provision net earnings	$9,077	$7,351	$26,551	$22,867

Adjusted provision for income tax
Net income before income taxes	$8,327	$6,101	$23,226	$19,567
Total effective adjusted tax rate	24.8%	27.2%	24.8%	25.8%
Adjusted provision for income taxes	$2,063	$1,661	$5,753	$5,040

Tax-adjusted net income
Net income before income taxes	$8,327	$6,101	$23,226	$19,567
Adjusted provision for income taxes	2,063	1,661	5,753	5,040
Tax-adjusted net income	$6,264	$4,440	$17,473	$14,527

Tax-adjusted ratios and per share data
Tax-adjusted net income (numerator)	$6,264	$4,440	$17,473	$14,527

Average assets (denominator)	$1,051,873	$967,044	$1,019,764	$937,849
Tax-adjusted return on average assets	2.36%	1.83%	2.29%	2.07%

Average shareholders' equity (denominator)	$119,145	$102,929	$113,817	$101,377
Tax-adjusted return on average shareholders' equity	20.86%	17.16%	20.53%	19.14%

Average tangible common equity (denominator)	$117,679	$101,269	$112,305	$99,667
Tax-adjusted return on average tangible common equity	21.12%	17.44%	20.80%	19.47%

Weighted average common shares outstanding basic (denominator)	9,052,718	9,228,128	9,051,112	9,483,540
Tax-adjusted net income per common share--basic	$0.69	$0.48	$1.93	$1.53

Weighted average common shares outstanding diluted (denominator)	9,105,255	9,228,128	9,078,671	9,483,540
Tax-adjusted net income per common share--diluted	$0.69	$0.48	$1.92	$1.53
Tangible assets
Total assets	$1,146,230	$973,354
Less: Goodwill and intangibles	(1,446)	(1,634)
Tangible assets	$1,144,784	$971,720

Tangible shareholders' equity
Total shareholders' equity	$122,409	$105,230
Less: Goodwill and intangibles	(1,446)	(1,634)
Tangible shareholders' equity	$120,963	$103,596

Tangible shareholders' equity
Tangible shareholders' equity (numerator)	$120,963	$103,596
Tangible assets (denominator)	1,144,784	971,720
Tangible common equity to tangible assets	10.57%	10.66%

End of period common shares outstanding	9,070,038	9,241,689
Book value per share	$13.50	$11.39
Tangible book value per share	$13.34	$11.21
Total shareholders' equity to total assets	10.68%	10.81%

	Net Interest Margin Excluding Loan Fee Income
	For the Three Months Ended September 30,
	2021			2020
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-Earning Assets:
Short-term investments(1)	$120,078	$79	0.26%	$111,019	$147	0.53%
Investment securities(2)	1,187	2	0.67	1,138	2	0.70
Loans held for sale	610	-	-	425	-	-
Total loans(3)	924,391	12,291	5.28	847,076	11,699	5.49
Total interest-earning assets	1,046,266	12,372	4.69	959,658	11,848	4.91
Noninterest-earning assets	5,607			7,386
Total assets	$1,051,873			$967,044

Funding sources:
Interest-bearing liabilities:
Deposits:
Transaction accounts	$401,843	332	0.33%	$381,572	545	0.57%
Time deposits	220,189	397	0.72	200,961	780	1.54
Total interest-bearing deposits	622,032	729	0.46	582,533	1,325	0.90
Total interest-bearing liabilities	622,032	729	0.46	582,533	1,325	0.90

Noninterest-bearing liabilities:
Noninterest-bearing deposits	304,063			276,219
Other noninterest-bearing liabilities	6,633			5,363
Total noninterest-bearing liabilities	310,696			281,582
Shareholders' equity	119,145			102,929
Total liabilities and shareholders' equity	$1,051,873			$967,044

Net interest income excluding loan fee income		$11,643			$10,523
Net interest spread excluding loan fee income(4)			4.23%			4.01%
Net interest margin excluding loan fee income			4.41%			4.36%

	Net Interest Margin Including Loan Fee Income
	For the Three Months Ended September 30,
	2021			2020
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-Earning Assets:
Short-term investments(1)	$120,078	$79	0.26%	$111,019	$147	0.53%
Investment securities(2)	1,187	2	0.67	1,138	2	0.70
Loans held for sale	610	-	-	425	-	-
Total loans(3)	924,391	13,927	5.98	847,076	12,777	6.00
Total interest-earning assets	1,046,266	14,008	5.31	959,658	12,926	5.36
Noninterest-earning assets	5,607			7,386
Total assets	$1,051,873			$967,044

Funding sources:
Interest-bearing liabilities:
Deposits:
Transaction accounts	$401,843	332	0.33%	$381,572	545	0.57%
Time deposits	220,189	397	0.72	200,961	780	1.54
Total interest-bearing deposits	622,032	729	0.46	582,533	1,325	0.90
Total interest-bearing liabilities	622,032	729	0.46	582,533	1,325	0.90

Noninterest-bearing liabilities:
Noninterest-bearing deposits	$304,063			276,219
Other noninterest-bearing liabilities	6,633			5,363
Total noninterest-bearing liabilities	310,696			281,582
Shareholders' equity	119,145			102,929
Total liabilities and shareholders' equity	$1,051,873			$967,044

Net interest income including loan fee income		$13,279			$11,601
Net interest spread including loan fee income(4)			4.85%			4.45%
Net interest margin including loan fee income			5.04%			4.81%

(1)	Includes income and average balances for fed funds sold, interest-earning deposits in banks and other miscellaneous interest-earning assets.

(2)	Includes income and average balances for FHLB and FRB stock.

(3)	Non-accrual loans are included in loans.

(4)	Net interest spread is the average yield on interest-earning assets minus the average rate on interest-bearing liabilities.

	Net Interest Margin Excluding Loan Fee Income
	For the Nine Months Ended September 30,
	2021			2020
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-Earning Assets:
Short-term investments(1)	$124,801	$236	0.25%	$120,909	$701	0.77%
Investment securities(2)	1,182	19	2.15	1,109	21	2.53
Loans held for sale	501	-	-	258	-	-
Total loans(3)	887,353	35,223	5.31	807,134	35,299	5.84
Total interest-earning assets	1,013,837	35,478	4.68	929,410	36,021	5.18
Noninterest-earning assets	5,927			8,439
Total assets	$1,019,764			$937,849

Funding sources:
Interest-bearing liabilities:
Deposits:
Transaction accounts	$410,299	1,024	0.33%	$366,162	2,259	0.82%
Time deposits	212,706	1,352	0.85	208,650	2,769	1.77
Total interest-bearing deposits	623,005	2,376	0.51	574,812	5,028	1.17
Total interest-bearing liabilities	623,005	2,376	0.51	574,812	5,028	1.17

Noninterest-bearing liabilities:
Noninterest-bearing deposits	277,308			256,429
Other noninterest-bearing liabilities	5,634			5,231
Total noninterest-bearing liabilities	282,942			261,660
Shareholders' equity	113,817			101,377
Total liabilities and shareholders' equity	$1,019,764			$937,849

Net interest income excluding loan fee income		$33,102			$30,993
Net interest spread excluding loan fee income(4)			4.17%			4.01%
Net interest margin excluding loan fee income			4.37%			4.45%

	Net Interest Margin With Loan Fee Income
	For the Nine Months Ended September 30,
	2021			2020
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-Earning Assets:
Short-term investments(1)	$124,801	$236	0.25%	$120,909	$701	0.77%
Investment securities(2)	1,182	19	2.15	1,109	21	2.53
Loans held for sale	501	-	-	258	-	-
Total loans(3)	887,353	41,377	6.23	807,134	39,268	6.50
Total interest-earning assets	1,013,837	41,632	5.49	929,410	39,990	5.75
Noninterest-earning assets	5,927			8,439
Total assets	$1,019,764			$937,849

Funding sources:
Interest-bearing liabilities:
Deposits:
Transaction accounts	$410,299	1,024	0.33%	$366,162	2,259	0.82%
Time deposits	212,706	1,352	0.85	208,650	2,769	1.77
Total interest-bearing deposits	623,005	2,376	0.51	574,812	5,028	1.17
Total interest-bearing liabilities	623,005	2,376	0.51	574,812	5,028	1.17

Noninterest-bearing liabilities:
Noninterest-bearing deposits	277,308			256,429
Other noninterest-bearing liabilities	5,634			5,231
Total noninterest-bearing liabilities	282,942			261,660
Shareholders' equity	113,817			101,377
Total liabilities and shareholders' equity	$1,019,764			$937,849

Net interest income including loan fee income		$39,256			$34,962
Net interest spread including loan fee income(4)			4.98%			4.58%
Net interest margin including loan fee income			5.18%			5.02%

(1)	Includes income and average balances for fed funds sold, interest-earning deposits in banks and other miscellaneous interest-earning assets.

(2)	Includes income and average balances for FHLB and FRB stock.

(3)	Non-accrual loans are included in loans.

(4)	Net interest spread is the average yield on interest-earning assets minus the average rate on interest-bearing liabilities.

Bank7 Corp.
Consolidated Balance Sheets

Dollars in thousands	Unaudited as of
Assets	September 30,	December 31,
	2021	2020

Cash and due from banks	$205,762	$153,901
Interest-bearing time deposits in other banks	5,229	16,412
Loans, net	915,393	826,974
Loans held for sale	1,002	324
Premises and equipment, net	8,775	9,151
Nonmarketable equity securities	1,193	1,172
Goodwill and intangibles	1,446	1,583
Interest receivable and other assets	7,430	7,152

Total assets	$1,146,230	$1,016,669

Liabilities and Shareholders’ Equity

Deposits
Noninterest-bearing	$335,316	$246,569
Interest-bearing	683,058	658,945

Total deposits	1,018,374	905,514

Interest payable and other liabilities	5,447	3,827

Total liabilities	1,023,821	909,350

Common stock	91	90
Additional paid-in capital	93,766	93,162
Retained earnings	28,552	14,067

Total shareholders’ equity	122,409	107,319

Total liabilities and shareholders’ equity	$1,146,230	$1,016,669

Bank7 Corp.
Consolidated Statements of Income

	Unaudited as of
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
Dollars in thousands, except per share data	2021	2020	2021	2020
Interest Income
Loans, including fees	$13,927	$12,777	$41,377	$39,268
Interest-bearing time deposits in other banks	35	123	141	419
Interest-bearing deposits in other banks	46	26	114	303

Total interest income	14,008	12,926	41,632	39,990

Interest Expense
Deposits	729	1,325	2,376	5,028

Total interest expense	729	1,325	2,376	5,028

Net Interest Income	13,279	11,601	39,256	34,962

Provision for Loan Losses	750	1,250	3,325	3,300

Net Interest Income After Provision for Loan Losses	12,529	10,351	35,931	31,662

Noninterest Income
Secondary market income	161	57	253	134
Service charges on deposit accounts	141	104	380	318
Other	275	173	860	513

Total noninterest income	577	334	1,493	965

Noninterest Expense
Salaries and employee benefits	2,946	2,505	8,685	7,576
Furniture and equipment	218	224	651	658
Occupancy	461	543	1,391	1,417
Data and item processing	292	276	857	821
Accounting, marketing and legal fees	150	135	447	338
Regulatory assessments	162	164	464	281
Advertising and public relations	76	62	181	360
Travel, lodging and entertainment	102	50	309	146
Other	372	625	1,213	1,463

Total noninterest expense	4,779	4,584	14,198	13,060

Income Before Taxes	8,327	6,101	23,226	19,567
Income tax expense	2,063	1,661	5,753	5,040
Net Income	$6,264	$4,440	$17,473	$14,527

Earnings per common share - basic	$0.69	$0.48	$1.93	$1.53
Diluted earnings per common share	0.69	0.48	1.92	1.53
Weighted average common shares outstanding - basic	9,052,718	9,228,128	9,051,112	9,483,540
Weighted average common shares outstanding - diluted	9,105,255	9,228,128	9,078,671	9,483,540

About Bank7 Corp.

We are Bank7 Corp., a bank holding company headquartered in Oklahoma City, Oklahoma. Through our wholly-owned subsidiary, Bank7, we operate nine locations in Oklahoma, the Dallas/Fort Worth, Texas metropolitan area and Kansas. We are focused on serving business owners and entrepreneurs by delivering fast, consistent and well-designed loan and deposit products to meet their financing needs. We intend to grow organically by selectively opening additional branches in our target markets as well as pursue strategic acquisitions.
Conference Call
Bank7 Corp. has scheduled a conference call to discuss its first quarter results, which will be broadcast live over the Internet, on Thursday, October 21, 2021 at 4:30 p.m. Eastern Time. To participate in the call, dial 1-888-348-6421, or access it live over the Internet at https://www.webcaster4.com/Webcast/Page/2179/43192 For those not able to participate in the live call, an archive of the webcast will be available at https://www.webcaster4.com/Webcast/Page/2179/43192 shortly after the call for 1 year.
Cautionary Statements Regarding Forward-Looking Information
This communication contains a number of forward-looking statements. These forward-looking statements reflect Bank7 Corp.’s current views with respect to, among other things, future events and Bank7 Corp.’s financial performance. Any statements about Bank7 Corp.’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Bank7 Corp. or any other person that the future plans, estimates or expectations contemplated by Bank7 Corp. will be achieved.

These forward-looking statements are subject to significant uncertainties because they are based upon:  the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; changes in regulatory standards and examination policies, and a variety of other matters.  These other matters include, among other things, the impact of COVID-19 on the United States economy and our operations, the direct and indirect effect of economic conditions on interest rates, credit quality, loan demand, liquidity, and monetary and supervisory policies of banking regulators.  Bank7 Corp. has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that Bank7 Corp. believes may affect its financial condition, results of operations, business strategy and financial needs. Bank7 Corp.’s actual results could differ materially from those anticipated in such forward-looking statements as a result of risks, uncertainties and assumptions that are difficult to predict. If one or more events related to these or other risks or uncertainties materialize, or if Bank7 Corp.’s underlying assumptions prove to be incorrect, actual results may differ materially from what Bank7 Corp. anticipates. You are cautioned not to place undue reliance on forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made and Bank7 Corp. undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as may be required by law. All forward-looking statements herein are qualified by these cautionary statements.
About Non-GAAP Financial Measures
This communication includes certain non-GAAP financial measures, including tax-adjusted net income, tax-adjusted earnings per share, tax-adjusted return on average assets and tax-adjusted return on average shareholders’ equity. These non-GAAP financial measures and any other non-GAAP financial measures that we discuss in this presentation should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Bank7 Corp.’s non-GAAP financial measures as tools for comparison. See the table above in this communication for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this communication to their most directly comparable GAAP financial measures.
Contact:

Thomas Travis
President & CEO
(405) 810-8600